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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 2, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                     1-16337           76-0476605
     (State or other jurisdiction        (Commission       (I.R.S. Employer
   of incorporation or organization)     File Number)     Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

        On March 2, 2005, Oil States International, Inc. (the "Company") issued a press release announcing that its Board of Directors has authorized the repurchase of up to $50,000,000 of the Company's Common stock, par value $.01 per share. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 2, 2005

                                                OIL STATES INTERNATIONAL, INC.

                                                By:    /s/ Cindy B. Taylor
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                                                Name:  Cindy B. Taylor
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number    Description of Document
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99.1      Press Release dated March 2, 2005